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                                                                   EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-17821.



                                       ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
  March 2, 1998